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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of TransCoastal Marine Services, Inc. on Form S-1 of our report dated March 27, 1997 (May 7, 1997 as to
Note 6), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

New Orleans, Louisiana
August 28, 1997